UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Michigan Municipal Income Trust
Eaton Vance Pennsylvania Municipal Income Trust
(Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:
------------------------------------------------------------------------------------------------------------------------------------------------

IMPORTANT NOTICE January 26, 2009

Eaton Vance Michigan Municipal Income Trust Eaton Vance Pennsylvania Municipal Income Trust The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

Dear Shareholder:

This notice revises certain information contained in the enclosed proxy statement for the upcoming Annual Meetings of Shareholders of Eaton Vance Michigan Municipal Income Trust (“Michigan Fund”) and Eaton Vance Pennsylvania Municipal Income Trust (“Pennsylvania Fund”) on Friday, March 27, 2009 at 2:30 P.M. (Eastern time). The enclosed proxy statement erroneously lists the number of Auction Preferred Shares (“APS”) outstanding as of January 14, 2009 for the Pennsylvania Fund. The correct information is as follows:

No. of APS Shares Outstanding on
January 14, 2009
Pennsylvania Fund	847

In addition, the proxy statement omitted certain shareholders that beneficially owned more than 5% of the outstanding shares of any class of the Funds. A Schedule 13G has been filed for the Michigan Fund indicating that a shareholder owned more than 5% of the Auction Preferred Shares of the Michigan Fund as of November 30, 2008. A Schedule 13G has been filed for the Pennsylvania Fund indicating that a shareholder owned more than 5% of the Auction Preferred Shares of the Pennsylvania Fund as of December 31, 2008. Information relating to these shareholders is as follows:

	Name and Address of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Ownership	Percent
Eaton Vance Michigan	Citigroup Global Markets Inc.	107 shares with shared	15.3%
Municipal Income	Citigroup Financial Products Inc.	voting and dispositive power
Trust Auction	Citigroup Global Markets Holdings Inc.
Preferred Shares	Citigroup Inc.
388 Greenwich Street
New York, NY 10013
Eaton Vance	Merrill Lynch, Pierce,	98 shares with sole	11.0%
Pennsylvania Municipal	Fenner & Smith Incorporated	voting and dispositive power
Income Trust Auction	4 World Financial Center
Preferred Shares	250 Vesey Street
New York, NY 10080

As of January 14, 2009, to each Fund’s knowledge, (i) no other shareholder beneficially owned more than 5% of the outstanding shares of a Fund; and (ii) the Trustees and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR CARD PROMPTLY